ETF2 P3 03/24

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
SUPPLEMENT DATED MARCH 4, 2024

TO THE PROSPECTUS DATED AUGUST 1, 2023

OF

Franklin U.S. Low Volatility ETF (the “Fund”)

(a series of Franklin Templeton ETF Trust (the “Trust”))

This supplement is intended to provide advance notice to shareholders regarding changes to the Fund’s (i) name and ticker symbol, (ii) investment goal, strategies and policies (including the Fund’s 80% investment policy), (iii) primary benchmark index, and (iv) other related changes. These changes will go into effect on or about May 31, 2024.

The following is added as the first paragraph under “Fund Summaries – Franklin U.S. Low Volatility ETF” and “Fund Details – Franklin U.S. Low Volatility ETF” in the Prospectus:

On February 29, 2024, the Board of Trustees of the Trust approved changes to the Fund’s (i) name and ticker symbol, (ii) investment goal, strategies and policies (including the Fund’s 80% investment policy), (iii) primary benchmark index, and (iv) other related changes. Effective on or about May 31, 2024, the Fund will be renamed the Franklin Income Equity Focus ETF (Ticker: INCE). The Fund’s investment goal will change to seek income and capital appreciation with an emphasis on lower volatility.

The Fund’s current 80% investment policy is the following: under normal market conditions, the Fund invests at least 80% of its net assets in U.S. investments. Effective on or about May 31, 2024, the Fund’s 80% investment policy will change to: under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities, and in derivatives and other instruments that have economic characteristics and provide investment exposure similar to equity securities.

The Fund will seek income by investing in equity securities (such as common stocks, preferred stocks and securities convertible into common stocks) and equity-related instruments, including common stocks with dividend yields that the investment manager believes are attractive, while seeking capital appreciation and a lower level of volatility than the broader equity market as measured by the S&P 500® Index. The Fund will be permitted to invest up to 50% of its assets in equity-linked notes (ELNs) and will be permitted to invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The Fund’s investment manager will search for undervalued or out-of-favor securities it believes offer opportunities for current income and significant growth potential.

As part of the repositioning, the MSCI USA High Dividend Yield Index will be designated as the Fund’s primary benchmark index for performance comparison purposes, replacing the Fund’s current primary benchmark index (the Russell 1000® Index). Additionally, effective on or about May 31, 2024, the Fund will pay dividends from net investment income at least monthly. Also, effective on or about May 31, 2024, Edward D. Perks, CFA, President and Director of Franklin Advisers, Inc. (“Advisers”), and Brendan Circle, CFA, Senior Vice President of Advisers, will be added as portfolio managers of the Fund.

The Fund reserves the right to change the above at any time.

For more information, visit https://www.franklintempleton.com or call (800) DIAL BEN®/342-5236.

Please keep this supplement with your Prospectus for future reference.